October 28, 2005 Supplement to Prospectus dated February 28, 2005
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                    Commonwealth International Series Trust:

                             On Behalf of its Funds

                             Commonwealth Japan Fund
                     Commonwealth Australia/New Zealand Fund
                            Commonwealth Global Fund
                    Commonwealth Real Estate Securities Fund

                  The following information replaces and re-titles certain information appearing in the prospectus under the section entitled "Other Matters" of the above named portfolios of the Commonwealth International Series Trust.

Legal Matters:

                  Government and self-regulatory authorities have instituted investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing and record retention, among other matters. Those investigations cover investment advisors, distributors and transfer agents of mutual funds, including the Commonwealth Funds and their Advisor, as previously disclosed in the Funds' 2005 Semi-Annual Report to its shareholders filed with the SEC.

                  As a result of its investigation of the Commonwealth Funds and the Advisor, the SEC staff has advised that it is considering recommending that the SEC bring a civil injunctive action and/or administrative proceeding against the Advisor, the Funds' President and the Commonwealth Funds' Trustees alleging violations of U.S. securities laws relating to the adequacy of the Funds' prospectus disclosure regarding the volume of, and the Funds' policies governing, frequent short-term transactions in the Funds, as well as the purported use of the Funds' line of credit in excess of the Funds' borrowing limits. There are no allegations that anyone at the Advisor or the Commonwealth Funds entered into any agreements or arrangements with market timers to permit market timing transactions in violation of Fund policies, or engaged in any deceptive practices to circumvent Fund policies.

                  Throughout the SEC's investigation, the Advisor and the Commonwealth Funds have complied with the various numerous requests to furnish documents and testimony and will continue to cooperate with the SEC in this investigation.

                  Expenses are being incurred by the Commonwealth Funds in connection with this investigation which impact on the net assets of the Commonwealth Funds and impact each Commonwealth Fund's NAV and the value of the investment made by each of the Commonwealth Funds' shareholders. There can be no assurance that this investigation will not result in reduced sales and increased redemptions of shares of the Commonwealth Funds, which could increase Commonwealth Funds' transaction costs and operating expenses, or have other material adverse impacts on the Commonwealth Funds.

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                  Under SEC procedures, an opportunity to respond to the staff is available before the staff makes a formal recommendation to the SEC and such a response has been submitted on behalf of the Advisor, the Funds' President and the Funds' Trustees. If the SEC determines to pursue the action and is successful, there may be a material adverse effect on the Funds, including sales, redemptions and expenses as well as a potential, in the event the SEC determines to pursue the follow on action and is successful, that the Advisor may not be able to continue to serve as the Funds' investment advisor and/or that the Trustees may no longer be able to serve as Fund Trustees.

                  The section entitled "THE FUNDS' PRINCIPAL RISKS" is amended by adding the following:

                  See also "Legal Matters" discussed herein.

         PLEASE RETAIN THIS SUPPLEMENT AND KEEP IT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.